                                                                     Exhbit 10.5

                      BUSINESS LOAN AGREEMENT (ASSET BASED)

------------------ ------------ ------------- -------------- ------------- -------------- -------------- -------------
    Principal        Loan Date     Maturity      Loan No.     [Call./Coll]     Account        Officer       Initials
  $3,000,000.00     08-30-2006    08-29-2007    2000206013        5300         309275           123
------------------ ------------ ------------- -------------- ------------- -------------- -------------- -------------
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  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing **** has been omitted due to text length limitations.
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Borrower:     ELECSYS CORPORATION  (TIN:  48-1099142):           Lender:      Bank Midwest, N.A.
              DCI, INC. (TIN:  48-0876575);                                   City Center Square Facility
              and NTG, INC. (TIN:  20-1913167)                                1100 Main, Suite 350
              15301 WEST 109th STREET                                         Kansas City, MO  64105
              LENEXA, KS  66219
============================================================ =========================================================

THIS  BUSINESS LOAN  AGREEMENT  (ASSET BASED) dated August 30, 2006, is made and executed between ELECSYS CORPORATION:  DCI, INC, and NTG, INC.  ("Borrower") and
Bank Midwest,  N.A.  ("Lender") on the following terms and conditions.  Borrower has received prior  commercial  loans from Lender or has applied to Lender for a commercial  loan or loans or other  financial  accommodations,  including  those which may be  described  on any exhibit or schedule  attached to this  Agreement
("Loan")  Borrower  understands  and agrees that (A) in granting,  renewing,  or
extending  any  Loan,   Lender  is  relying  upon  Borrower's   representations,
warranties,  and  agreements as set forth in this  Agreement;  (B) the granting, renewing,  or  extending  of any Loan by Lender at all times shall be subject to
Lender's  sole  judgment  and  discretion;  and (C) all such Loans  shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This  Agreement  shall be  effective  as of August  30,  2006,  and shall continue in full force and effect until such time as all of Borrower's  Loans in favor of Lender have been paid in full,  including principal,  interest,  costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

ADVANCE  AUTHORITY.  The following persons  currently are authorized,  except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender  receives from Borrower,  at Lender's  address shown above,  written  notice of  revocation  of their  authority;  KARL B.  GEMPERLI,
President & CEO of ELECSYS  CORPORATION;  and TODD A. DANIELS,  Vice President &
CFO.  FUNDS  ARE TO BE  DISBURSED  AT  BORROWER'S  REQUEST  AND  LOAN  OFFICER'S
APPROVAL. A MONTHLY BORROWING BASE CERTIFICATE IS REQUIRED.

LINE OF CREDIT.  Lender  agrees to make  Advances to Borrower  from time to time from the date of this Agreement to the Expiration  Date,  provided the aggregate amount of such  Advances  outstanding  at any time does not exceed the Borrowing
Base.  Within the  foregoing  limits,  Borrower may borrow,  partially or wholly prepay, and reborrow under this Agreement as follows:

         Conditions  Precedent to Each Advance.  Lender's obligation to make any
         Advance to or for the  account of  Borrower  under  this  Agreement  is subject to the  following  conditions  precedent,  with all  documents, instruments,  opinions,  reports,  and other items  required under this
         Agreement to be in form and substance satisfactory to Lender:

                  (1) Lender shall have received  evidence  that this  Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

                  (2) Lender  shall have  received  such  opinions  of  counsel, supplemental opinions and documents as Lender may request.

                  (3) The security  interests in the Collateral  shall have been duly  authorized,  created,  and  perfected  with  first  lien priority and shall be in full force and effect.

                  (4)  All   guaranties   required  by  Lender  for  the  credit
                  facility(ies)  shall  have been  executed  by each  Guarantor, delivered to Lender, and be in full force and effect.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 2

                  (5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts,  Inventory,  books, records,  and operations,  and Lender shall be satisfied as to their condition.

                  (6) Borrower  shall have paid to Lender all fees,  costs,  and expenses specified in this Agreement and the Related Documents as are then due and payable.

                  (7)  There  shall  not  exist  at the  time of any  Advance  a condition  which would  constitute  an Event of Default  under this  Agreement,  and Borrower  shall have delivered to Lender the compliance  certificate  called for in the paragraph below titled "Compliance Certificate."

         Making Loan Advances.  Advances under this credit facility,  as well as directions  for payment  from  Borrower's  accounts,  may be  requested orally or in writing by authorized  persons.  Lender may, but need not, require that all oral  requests be  confirmed in writing.  Each Advance shall be  conclusively  deemed to have been made at the  request of and for the benefit of Borrower (1) when credited to any deposit account of
         Borrower maintained with Lender or (2) when advanced in accordance with the instructions of any authorized  person.  Lender, at its option, may set a cutoff  time,  after  which all  requests  for  Advances  will be treated as having been requested on the next succeeding Business Day.

         Mandatory  Loan  Repayments.  If at any  time the  aggregate  principal
         amount  of  the  outstanding   Advances  shall  exceed  the  applicable
         Borrowing Base, Borrower,  immediately upon written or oral notice from
         Lender,  shall pay to Lender an amount equal to the difference  between the  outstanding  principal  balance of the Advances and the  Borrowing
         Base. On the Expiration Date,  Borrower shall pay to Lender in full the aggregate  unpaid principal amount of all Advances then outstanding and all accrued unpaid  interest,  together with all other applicable fees, costs and charges, if any, not yet paid.

         Loan Account. Lender shall maintain on its books a record of account in which  Lender shall make entries for such Advance and such other debits and  credits  as shall be  appropriate  in  connection  with the credit facility.  Lender shall provide  Borrower  with periodic  statements of
         Borrower's account,  which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary  within thirty (30) days after  Borrower's  receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL.  To secure payment of the Primary Credit Facility and performance of all other  Loans,  obligations  and duties owed by Borrower to Lender,  Borrower
(and  others,  if  required)  shall grant to Lender  Security  interests in such property and assets as Lender may require.  Lender's  Security  interests in the
Collateral shall be continuing liens and shall include the proceeds and products of the Collateral,  including without  limitation the proceeds of any insurance.
With respect to the  Collateral,  Borrower agrees and represents and warrants to
Lender:

         Perfection  of  Security  Interests.  Borrower  agrees to  execute  all documents  perfecting  Lender's  Security Interest and to take whatever actions  are  requested  by Lender to  perfect  and  continue  Lender's
         Security Interests in the Collateral.  Upon request of Lender, Borrower will  deliver  to Lender  any and all of the  documents  evidencing  or constituting the Collateral,  and Borrower will note Lender's  interest upon any and all chattel  paper and  instruments  if not  delivered  to
         Lender for possession by Lender.  Contemporaneous with the execution of the  Agreement,  Borrower  will  execute  one  or  more  UCC  financing statements and any similar  statements as may be required by applicable law,  and  Lender  will file  such  financing  statements  and all such similar statements in the appropriate  location or locations.  Borrower hereby  appoints  Lender as its  irrevocable  attorney-in-fact  for the purpose of executing any documents  necessary to perfect or to continue any  Security  interest.  Lender may at any time,  and without  further authorization from Borrower, file a carbon,  photograph,  facsimile, or other  reproduction  of any financing  statement for use as a financing statement.  Borrower  will  reimburse  Lender for all  expenses for the perfection,  termination,  and the  continuation  of the  perfection of
         Lender's  security  interest in the Collateral.  Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower.  Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or
         Employer  Identification  Number.  Borrower  further  agrees  to notify
         Lender  in  writing  prior to

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 3

         any change  in address or  location of Borrower's  principal governance office or should Borrower merge or consolidate with any other entity.

         Collateral  Records.  Borrower  does now,  and at all  times  hereafter shall,  keep correct and  accurate  records of the  Collateral,  all of which records  shall be available to Lender or Lender's  representative upon demand for  inspection and copying at any  reasonable  time.  With respect to the  Accounts,  Borrower  agrees to keep and  maintain  such records as Lender may require, including without limitation information concerning  Eligible Accounts and Account balances and agings.  Records related  to  Accounts  Receivable  are or will be located at 15301 WEST
         109TH STREET, LENEXA, KS 66219. With respect to the Inventory, Borrower agrees  to keep and  maintain  such  records  as  Lender  may  require, including without limitation  information concerning Eligible Inventory and records  itemizing and  describing  the kind,  type,  quality,  and quantity of inventory.  Borrower's  Inventory costs and selling prices, and the daily  withdrawals and additions to Inventory.  Records related to  Inventory  are or will be  located  at 115301  WEST  109TH  STREET,
         LENEXA,  KS 66219.  The above is an accurate and  complete  list of all locations  at  which  Borrower  keeps  or  maintains  business  records concerning Borrower's collateral.

         Collateral  Schedules.  Concurrently with the execution and delivery of this Agreement,  Borrower shall execute and deliver to Lender schedules of Accounts  and  Inventory  and  schedules  of Eligible  Accounts  and
         Eligible  Inventory in form and substance  satisfactory  to the Lender.
         Thereafter  supplemental  schedules shall be delivered according to the following schedule: With respect to Eligible Accounts,  schedules shall be delivered  MONTHLY.  With respect to Eligible  Inventory,  schedules shall be delivered MONTHLY.

         Representations and Warranties concerning Accounts. With respect to the
         Accounts,  Borrower represents and warrants to Lender: (1) Each Account represented by Borrower to be an Eligible  Account for purposes of this
         Agreement conforms to the requirements of the definition of an Eligible
         Account;  (2) All Account  Information listed on schedules delivered to
         Lender will be true and correct,  subject to immaterial  variance;  and
         (3) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

         Representations and Warranties  Concerning  Inventory.  With respect to the  Inventory,  Borrower  represents  and warrants to Lender:  (1) All
         Inventory represented by Borrower to be Eligible inventory for purposes of this  Agreement  conforms to the  requirements  of the definition of
         Eligible  Inventory;  (2) All  Inventory  values  listed  on  schedules delivered  to Lender will be true and  correct,  subject to  immaterial variance;  (3) the  value  of the  Inventory  will be  determined  on a consistent  accounting  basis;  (4) Except as agreed to the contrary by
         Lender  in  writing,  all  Eligible  Inventory  is now and at all times hereafter  will be in Borrower's  physical  possession and shall not be held by others on consignment, sale on approval, or sale or return; (5)
         Except as reflected in the Inventory schedules delivered to lender, all
         Eligible  Inventory is now and at all times  hereafter  will be of good and merchantable  quality, free from defects; (6) Eligible Inventory is not now and will not at any time  hereafter  be  stored  with a bailee, warehouseman or similar party without  Lender's prior written  consent, and, in such event,  Borrower will concurrently at the time of bailment cause any such  bailee,  warehouseman,  or  similar  party to issue and deliver to Lender, in form acceptable to Lender,  warehouse receipts in
         Lender name  evidencing the storage of Inventory;  and (7) Lender,  its assigns,  or agents shall have the right at any time and at  Borrower's expense to inspect and examine the  Inventory and to check and test the same as to quality, quantity, value, and condition.

CONDITIONS  PRECEDENT TO EACH ADVANCE.  Lender's  obligation to make the initial
Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's  satisfaction of all of the conditions set forth in this
Agreement and in the Related Documents.

         Loan  Documents.   Borrower  shall  provide  to  Lender  the  following
         documents for the Loan: (1) the Note; (2) Security  Agreements granting
         to  Lender  security   interests  in  the  Collateral;   (3)  financing
         statements  and  all  other  documents   perfecting  Lender's  Security
         Interests;  (4) evidence of Insurance as required  below;  (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender's counsel.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 4

         Borrower's  Authorization.  Borrower  shall have  provided  in form and substance satisfactory to Lender properly certified  resolutions,  duly authorizing the execution and delivery of this Agreement,  the Note and the Related Documents.  In addition,  Borrower shall have provided such other resolutions,  authorizations, documents and instruments as Lender or its counsel, may require.

         Fees and Expenses  Under This  Agreement.  Borrower  shall have paid to
         Lender all fees,  costs,  and expenses  specified in this Agreement and the Related Documents as are then due and payable.

         Representations and Warranties.  The representations and warranties set forth in this Agreement, in the Related Documents, and in any documents or  certificate  delivered to Lender under this  Agreement are true and correct.

         No Event of Default. There shall not exist at the time of any Advance a condition  which  would  constitute  an Event  of  Default  under  this
         Agreement or under any Related Document.

MULTIPLE  BORROWERS.  This Agreement has been executed by multiple  obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically  stated to the contrary,  the word "Borrower"
as used in this Agreement,  including  without  limitation all  representations, warranties and covenants, shall include all Borrowers.  Borrower understands and agrees that, with or without notice to any one Borrower, Lender may (A) make one or more  additional  secured or unsecured loans or otherwise  extend  additional credit  with  respect  to any  other  Borrower;  (B) with  respect  to any other
Borrower alter, compromise,  renew, extend,  accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases  and  decreases  of the  rate of  interest  on the  indebtedness;  (C)
exchange,  enforce,  waive,  subordinate,  fail or decide  not to  perfect,  and release any security,  with or without the  substitution of new collateral;  (D)
release,  substitute,  agree  not to  sue,  or  deal  with  any  one or  more of
Borrower's or any other Borrower's sureties,  endorsers,  or other guarantors on any terms or in any manner Lender may choose;  (E) determine  how, when and what application of payments and credits shall be made on any indebtedness; (F) apply such  security  and  direct  the  order  or  manner  of sale of any  Collateral, including  without  limitation,  any non-judicial sale permitted by the terms of the controlling security agreement or deed of trust; as Lender in its discretion may determine; (G) sell, transfer,  assign or grant participations in all or any part of the Loan;  (H) exercise or refrain from  exercising  any rights  against
Borrower or others,  or  otherwise  act or refrain  from  acting;  (I) settle or compromise any indebtedness;  and (J) subordinate the payment of all or any part of any of Borrower's  indebtedness  to Lender to the payment of any  liabilities which may be due Lender or others.

REPRESENTATIONS  AND WARRANTIES.  Borrower represents and warrants to Lender, as of the  date of this  Agreement,  as of the  date of each  disbursement  of loan proceeds, as of the date of any renewal,  extension or modification of any Loan, and at all times any indebtedness exists:

         Organization. ELECSYS CORPORATION is a corporation for profit which is, and at all times shall be, duly  organized,  validly  existing,  and in good  standing  under and by virtue of the laws of the State of Kansas.
         ELECSYS  CORPORATION  is duly  authorized  to transact  business in all other states in which ELECSYS  CORPORATION  is doing  business,  having obtained all necessary filings, governmental licenses and approvals for
         each   state  in  which   ELECSYS   CORPORATION   is  doing   business.
         Specifically,  ELECSYS  CORPORATION is, and at all times shall be, duly qualified as a foreign  corporation  in all states in which the failure to so qualify would have a material  adverse  effect on its business or financial  condition.  ELECSYS  CORPORATION  has  the  full  power  and authority to own its  properties  and to transact the business in which it is  presently  engaged or  presently  proposes  to  engage.  ELECSYS
         CORPORATION maintains an office at 15301 WEST 109TH STREET,  LENEXA, KS
         66219. Unless ELECSYS CORPORATION has designated  otherwise in writing, the principal office is the office at which ELECSYS  CORPORATION  keeps its books and records including its records  concerning the Collateral.
         ELECSYS  CORPORATION  will  notify  Lender  prior to any  change in the location of ELECSYS  CORPORATION's  state or organization or any change in ELECSYS  CORPORATION's name. ELECSYS CORPORATION shall do all things necessary  to  preserve  and to keep  in  full  force  and  effect  its
         existence,   rights  and   privileges,   and  shall   comply  with  all
         regulations,  rules,  ordinances,  statutes,  orders and

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 5

         decrees of any  governmental or  quasi-governmental  authority or court applicable to ELECSYS  CORPORATION  and ELECSYS  CORPORATION's business activities.

         DCI, INC. is a corporation  for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Kansas. DCI, INC. is duly authorized to transact  business in all other  states in which DCI,  INC. is doing business, having obtained all necessary filings,  governmental licenses and  approvals  for each state in which DCI,  INC.  is doing  business.
         Specifically,  DCI, INC. is, and at all times shall be, duly  qualified as a foreign  corporation  in all  states in which  the  failure  to so qualify  would  have a  material  adverse  affect  on its  business  or financial condition.  DCI, INC. has the full power and authority to own its  properties  and to transact  the business in which it is presently engaged or presently proposes to engage.  DCI, INC. maintains an office at 15301 W. 109TH  STREET,  LENEXA,  KS 66219.  Unless  DCI,  INC.  has
         designated  otherwise in writing, the principal office is the office at which DCI,  INC.  keeps its books and  records  including  its  records concerning  the  Collateral.  DCI, INC. will notify Lender prior to any change in the  location of DCI,  INC.'s  state of  organization  or any change in DCI, INC.'s name. DCI, INC. shall do all things  necessary to preserve and to keep in full force and effect its existence, rights and privileges,  and shall comply with all regulations,  rules, ordinances, statutes,  orders and decrees of any governmental or quasi-governmental authority or court  applicable  to DCI, INC. and DCI,  INC.'s  business activities.

         NTG, INC. is a corporation  for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Kansas. NTG, INC. is duly authorized to transact  business in all other  states in which NTG,  INC. is doing business, having obtained all necessary filings,  governmental licenses and  approvals  for each state in which NTG,  INC.  is doing  business.
         Specifically,  NTG, INC. is, and at all times shall be, duly  qualified as a foreign  corporation  in all  states in which  the  failure  to so qualify  would  have a  material  adverse  effect  on its  business  or financial condition.  NTG, INC. has the full power and authority to own its  properties  and to transact  the business in which it is presently engaged or presently proposes to engage.  NTG, INC. maintains an office at 15301 WEST 109TH  STREET,  LENEXA,  KS 66219.  Unless NTG,  INC. has
         designated  otherwise in writing, the principal office is the office at which NTG,  INC.  keeps its books and  records  including  its  records concerning  the  Collateral.  NTG, INC. will notify Lender prior to any change in the  location of NTG,  INC.'s  state of  organization  or any change in NTG, INC.'s name. NTG, INC. shall do all things  necessary to preserve and to keep in full force and effect its existence, rights and privileges,  and shall comply with all regulations,  rules, ordinances, statutes,  orders and decrees of any governmental or quasi-governmental authority or court  applicable  to NTG, INC. and NTG,  INC.'s  business activities.

         Assumed Business Names. Borrower has filed or recorded all documents or filings  required by law relating to all assumed business names used by
         Borrower.  Excluding the name of Borrower,  the following is a complete list of all assumed  business names under which Borrower does business:
         None.

         Authorization.  Borrower's execution, delivery, and performance of this
         Agreement and all the Related  Documents  have been duly  authorized by all necessary action by Borrower and do not conflict with,  result in a violation  of, or  constitute a default  under (1) any provision of (a)
         Borrower's articles of incorporation or organization, or bylaws, or (b)
         any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation,  court decree, or order applicable to Borrower or to Borrower's properties.

Financial  Information.  Each of  Borrower's  financial  statements  supplied to
Lender truly and completely  disclosed  Borrower's financial condition as of the date of the  statement,  and  there  has  been no  material  adverse  change  in
Borrower's  financial  condition  subsequent  to the  date  of the  most  recent financial  statement  supplied to Lender.  Borrower  has no material  contingent obligations except as disclosed in such financial statements.

Legal  Effect.  This  Agreement  constitutes,  and any  instrument  or agreement
Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding  obligations of Borrower  enforceable against Borrower in accordance with their respective terms.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 6

Properties.  Except as contemplated by this Agreement or as previously disclosed in  Borrower's  financial  statements or in writing to Lender and as accepted by
Lender,  and  except  for  property  tax liens for taxes not  presently  due and payable,  Borrower owns and has good title to all of Borrower's  properties free and clear of all Security Interests, and has not executed any security documents
or  financing  statements  relating  to  such  properties.   All  of  Borrower's
properties  are titled in  Borrower's  legal name,  and Borrower has not used or filed a financing  statement under any other name for at least the last five (5)
years.

Hazardous  Substances.  Except as  disclosed  to and  acknowledged  by Lender in writing,  Borrower  represents  and  warrants  that:  (1)  During  the period of
Borrower's  ownership  of the  Collateral,  there  has been no use,  generation, manufacture,  storage, treatment, disposal, release or threatened release of any
Hazardous  Substance  by  any  person  on,  under,  about  or  from  any  of the
Collateral.  (2) Borrower  has no knowledge  of, or reason to believe that there has been (a) any breach or violation  of any  Environmental  Laws;  (b) any use, generation,  manufacture,  storage,  treatment,  disposal, release or threatened release of any Hazardous  Substance on, under,  about or from the  Collateral by any prior  owners or occupants  of any of the  Collateral;  or (c) any actual or threatened  litigation  or claims  of any kind by any  person  relating  to such matters.  (3)  Neither  Borrower  nor any  tenant,  contractor,  agent  or other authorized  user of any of the  Collateral  shall  use,  generate,  manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about, or from  any of the  Collateral;  and any  such  activity  shall  be  conducted  in compliance with all applicable federal, state, and local laws, regulations,  and ordinances,  including  without  limitation  all  Environmental  Laws.  Borrower authorizes  Lender  and its  agents to enter  upon the  Collateral  to make such inspections and tests as Lender may deem appropriate to determine  compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender  shall be at  Borrower's  expense and for Lender's  purposes  only and shall not be construed to create any  responsibility or liability on the part of
Lender to Borrower or to any other person.  The  representations  and warranties contained  herein are based on  Borrower's  due diligence in  investigating  the
Collateral for hazardous waste and Hazardous  Substances.  Borrower hereby:  (1)
releases  and  waives  any  future  claims   against  Lender  for  indemnity  or
contribution  in the event  Borrower  becomes  liable for cleanup or other costs under any such  laws,  and (2)  agrees to  indemnify  and hold  harmless  Lender against  any  and all  claims,  losses,  liabilities,  damages,  penalties,  and expenses  which Lender may directly or  indirectly  sustain or suffer  resulting from a breach of this section of the Agreement or as a  consequence  of any use, generation,  manufacture,  storage, disposal, release or threatened release of a hazardous waste or substance on the  Collateral.  The provisions of this section of the  Agreement,  including the  obligation  to  indemnify,  shall survive the payment of the indebtedness  and the termination,  expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation  and Claims.  No  litigation,  claim,  investigation,  administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or  threatened,  and no other event has occurred which may materially adversely  affect  Borrower's  financial  condition  or  properties,  other than litigation,  claims,  or other events,  if any, that have been  disclosed to and acknowledged by Lender in writing.

Taxes.  To the best of Borrower's  knowledge,  all of Borrower's tax returns and reports that are or were required to be filed,  have been filed,  and all taxes, assessments and other governmental  charges have been paid in full, except those presently  being or to be  contested  by Borrower in good faith in the  ordinary course of business and for which adequate reserves have been provided.

Lien  Priority.  Unless  otherwise  previously  disclosed  to Lender in writing,
Borrower has not entered into or granted any Security  Agreements,  or permitted the filing or  attachment  of any Security  Interests on or affecting any of the
Collateral  directly or indirectly  securing  repayment of  Borrower's  Loan and
Note,  that  would  be  prior or that  may in any way be  superior  to  Lender's
Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement,  the Note, all Security Agreements (if any), and
all Related  Documents  are binding  upon the signers  thereof,  as well as upon their successors,  representatives  and assigns,  and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE  COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 7

Notices of Claims and  Litigation.  Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing
and  all   threatened   litigation,   claims,   investigations,   administrative
proceedings or similar actions  affecting  Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial  Records.  Maintain  its books and  records in  accordance  with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements.  Furnish Lender with the following:

         Annual  Statements.  As soon as  available,  but in no event later than ninety (90) days after the end of each fiscal year,  Borrower's balance sheet and income  statement for the year ended,  audited by a certified public accountant satisfactory to Lender.

         Interim  Statements.  As soon as available,  but in no event later than thirty  (30) days  after  the end of each  fiscal  quarter,  Borrower's balance  sheet and profit  and loss  statement  for the  period  ended, prepared by Borrower in form satisfactory to Lender.

         Additional   Requirements.   MONTHLY  FINANCIAL   STATEMENT,   ACCOUNTS
         RECEIVABLES  AGING REPORT,  ACCOUNTS  PAYABLE  AGING REPORT,  INVENTORY
         REPORT AND BORROWING BASE CERTIFICATE REQUIRED.

All financial  reports  required to be provided  under this  Agreement  shall be prepared in accordance with GAAP,  applied on a consistent  basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as
Lender may request from time to time.

Financial Covenants and Ratios.  Comply with the following covenants and ratios:

         Minimum Income and Cash Flow Requirements.

         Other Requirements.  QUARTERLY LOAN COVENANTS.

         MAXIMUM  FUNDED DEBT  TO EBITDA  OF 4x BASED  ON TRAILING TWELVE MONTHS
         (TTM)

         MAXIMUM DEBT TO TANGIBLE NET WORTH OF 2x.

         MINIMUM TANGIBLE NET WORTH OF $4MM.

         Except as provided above, all computations made to determine compliance with the  requirements  contained  in this  paragraph  shall be made in accordance with generally accepted accounting principles,  applied on a consistent basis, and certified by Borrower as being true and correct.

         Insurance.  Maintain fire and other risk  insurance,  public  liability insurance,  and such other insurance as Lender may require with respect to Borrower's  properties and operations,  in form, amounts,  coverages and with  insurance  companies  acceptable  to Lender.  Borrower,  upon request  of  Lender,  will  deliver  to  Lender  from  time to time the policies or certificates  of insurance in form  satisfactory to Lender, including stipulations that coverage will not be canceled or diminished without at least ten (10) days  prior  written  notice to Lender.  Each insurance  policy  also shall  include an  endorsement  providing  that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all  policies  covering  assets in which  Lender  holds or is offered a security interest for the Loans, Borrower will provide Lender with such
         Lender's loss payable or other endorsements as Lender may require.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 8

         Insurance Reports.  Furnish to Lender, upon request of Lender,  reports on each existing  insurance  policy showing such  information as Lender may reasonably request, including without limitation the following: (1)
         the name of the insurer;  (2) the risks insured;  (3) the amount of the policy;  (4) the  properties  insured;  (5) the then current  property values  on the  basis of which  insurance  has been  obtained,  and the manner of determining those values;  and (6) the expiration date of the policy.  In addition,  upon  request of Lender  (however not more often
         than   annually),   Borrower   will  have  an   independent   appraiser
         satisfactory to Lender determine, as applicable,  the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         Other  Agreements.  Comply with all terms and  conditions  of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender  immediately in writing of any default in connection with any other such agreements.

         Loan Proceeds.  Use all Loan proceeds  solely for  Borrower's  business operations,  unless specifically consented to the contrary by Lender in writing.

         Taxes,  Charges  and  Liens.  Pay  and  discharge  when  due all of its
         indebtedness  and  obligations,   including   without   limitation  all
         assessments,  taxes,  governmental charges,  levies and liens, of every kind and nature,  imposed upon Borrower or its properties,  income,  or profits,  prior to the date on which  penalties  would attach,  and all lawful claims that,  if unpaid,  might become a lien or charge upon any of Borrower's Properties, income, or profits.

         Performance.  Perform and comply,  in a timely manner,  with all terms, conditions,  and provisions set forth in this Agreement, in the Related
         Documents, and in all other instruments and agreements between Borrower and Lender.  Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

         Operations.   Maintain   executive  and   management   personnel   with
         substantially  the same  qualifications  and  experience as the present executive and management  personnel provide written notice to Lender of any changes in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

         Environmental  Studies.  Promptly  conduct and complete,  at Borrower's expense,  all such investigations,  studies,  samplings and testings as may be requested by Lender or any  governmental  authority  relative to any substance,  or any waste or by-product of any substance  defined as toxic or a hazardous  substance  under  applicable  federal,  state, or local law, rule,  regulation,  order or directive,  as or affecting any property or any facility owned, leased or used by Borrower.

         Compliance  with  Governmental  Requirements.  Comply  with  all  laws, ordinances,  and  regulations,  now  or  hereafter  in  effect,  of all governmental  authorities  applicable  to  the  conduct  of  Borrower's properties,  businesses and operations,  and to the use or occupancy of the  Collateral,  including  without  limitation,  the  Americans  With
         Disabilities  Act,  Borrower  may  contest  in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including  appropriate appeals, so long as Borrower has notified Lender in writing  prior to doing so and so long as, in Lender's sole opinion,
         Lender's  interests in the Collateral are not  jeopardized.  Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

         Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all  Collateral for the Loan or Loans and Borrower's
         other  properties and to examine or audit Borrower's  books,  accounts, and records  and to make  copies and  memoranda  of  Borrower's  books, accounts  and  records.  If  Borrower  now  or at  any  time  hereafter maintains any records (including without limitation  computer generated records and  computer  software  programs  for the  generation  of such records) in the possession of a third party, Borrower,  upon request of
         Lender,  shall  notify such party to permit  Lender free access to such records at all  reasonable  times and to provide  Lender with copies of any records it may request, all at Borrower's expenses.

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                            Page 9

         Compliance  Certificates.  Unless waived in writing by Lender,  provide
         Lender within fifteen (15) days after the end of each Month End, with a certificate  executed by Borrower's chief financial  officer,  or other
         officer  or  person   acceptable   to  Lender,   certifying   that  the
         representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further  certifying that, as of the date of the certificate no Event of Default exists under this
         Agreement.

         Environmental  Compliance  and  Reports.  Borrower  shall comply in all respects with any and all  Environmental  Laws;  not cause or permit to exist,  as a  result  of an  intentional  or  unintentional  action  or omission  on  Borrower's  part or on the part of any  third  party,  on property owned and/or occupied by Borrower,  any environmental activity where damage may result to the environment,  unless such  environmental activity is  pursuant to and in  compliance  with the  conditions  of a permit issued by the appropriate  federal,  state or local governmental authorities;  shall furnish to Lender  promptly and in any event within thirty (30) days after receipt  thereof a copy of any notice,  summons, lien,  citation,  directive,  letter  or other  communication  from any governmental  agency or  instrumentality  concerning any intentional or unintentional  action or omission on Borrower's part in connection with any  environmental  activity  whether  or not  there is  damage  to the environment and/or other natural resources.

         Additional  Assurances.  Make,  execute  and  deliver  to  Lender  such promissory  notes,  mortgages,  deeds of  trust,  security  agreements, assignments,  financing  statements,  instruments,  documents and other agreements  as  Lender  or its  attorneys  may  reasonably  request  to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  Lender's  interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Borrower's  failure to discharge or pay when due any amounts
Borrower is required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Borrower's behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on any  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  any  Collateral.  All  such expenditures  incurred  or paid by  Lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of  repayment by Borrower.  All such  expenses  will become a part of the indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned  among and be payable with any  installment  payments to become due during  either (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.

NEGATIVE  COVENANTS.  Borrower  covenants and agrees with Lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         Indebtedness  and Liens.  (1) Except  for trade  debt  incurred  in the normal course of business and  indebtedness  to Lender  contemplated by this  Agreement,  create,  incur or assume  indebtedness  for  borrowed money, including capital leases, (2) sell, transfer,  mortgage, assign, pledge,  lease,  grant a  security  interest  in,  or  encumber  any of
         Borrower's  assets (except as allowed as Permitted  Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

         Continuity  of  Operations.  (1)  Engage  in  any  business  activities substantially  different  than  those in which  Borrower  is  presently engaged, (2) cease operations,  liquidate,  merge, transfer, acquire or consolidate  with any  other  entity,  change  its  name,  dissolve  or transfer or sell Collateral out of the ordinary course of business,  or
         (3) pay any dividends on Borrower's stock (other than dividends payable in its stock),  provided,  however that  notwithstanding the foregoing, but only so long as no Event of Default has occurred and is  continuing or would  result  from the  payment  of  dividends,  if  Borrower  is a
         "Subchapter S Corporation"  (as defined in the Internal Revenue Code of
         1986, as amended),  Borrower may pay cash dividends on its stock to its shareholder  from  time to time in  amounts  necessary  to  enable  the shareholders to pay income taxes and make estimated income tax payments to satisfy  their  liabilities  under federal and state law which arise solely from their status as  Shareholders of a Subchapter S Corporation because of

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 10

         their  ownership of shares of Borrower's  stock, or purchase  or retire any of  Borrower's  outstanding  shares  or alter  or amend  Borrower's capital structure.

         Loans,  Acquisitions  and  Guaranties.  (1) Loan,  invest in or advance money  or  assets  to any  other  person,  enterprise  or  entity,  (2)
         purchase,  create or acquire any  interest in any other  enterprise  or entity,  or (3) incur any obligation as surety or guarantor  other than in the ordinary course of business.

         Agreements.  Borrower will not enter into any agreement  containing any provisions  which would be violated or breached by the  performance  of
         Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF  ADVANCES.  If Lender has made any  commitment  to make any Loan to
Borrower,  whether  under this  Agreement or under any other  agreement,  Lender shall have no  obligation to make Loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the  Related  Documents  or any  other  agreement  that  Borrower  or any
Guarantor  has  with  Lender;  (B)  Borrower  or  any  Guarantor  dies,  becomes incompetent  or becomes  insolvent,  files a petition in  bankruptcy  or similar proceedings,  or is adjudged a  bankrupt;  (C) there  occurs a material  adverse change in Borrower's  financial  condition,  in the  financial  condition of any
Guarantor,  or in the value of any  Collateral  securing  any  Loan;  or (D) any
Guarantor seeks,  claims or otherwise  attempts to limit,  modify or revoke such
Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, Lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes Lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

DEFAULT.  Each of the following shall  constitute an Event of Default under this
Agreement:

         Payment Default.  Borrower fails to make any payment when due under the
         Loan.

         Other  Defaults.  Borrower fails to comply with or to perform any other term, obligation,  covenant or condition contained in this Agreement or in any of the  Related  Documents  or to comply  with or to perform any
         term,  obligation,   covenant  or  condition  contained  in  any  other
         agreement between Lender and Borrower.

         Default in Favor of Third  Parties.  Borrower or any  Grantor  defaults under any loan,  extension of credit,  security agreement,  purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's  or any  Grantor's  ability to repay the Loan or perform their respective obligations under this Agreement or any of the
         Related Documents.

         False  Statements.  Any warranty,  representation  or statement made or furnished  to Lender by Borrower  or on  Borrower's  behalf  under this
         Agreement  or the  Related  Documents  is  false or  misleading  in any material  respect,  either  now or at the  time  made or  furnished  or becomes false or misleading at any time thereafter.

         Insolvency. The dissolution or termination of Borrower's existence as a going  business,  the  insolvency  of Borrower,  the  appointment  of a receiver for any part of Borrower's  property,  any  assignment for the benefit or creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against
         Borrower.

         Defective  Collateralization.  The  Agreement  or any  of  the  Related
         Documents ceases to be in full force and effect  (including  failure of any  collateral  document  to  create a valid  and  perfected  security interest or lien) at any time and for any reason.

                                       10

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 11

         Creditor or Forfeiture  Proceedings.  Commencement  of  foreclosure  or forfeiture  proceedings,  whether by  judicial  proceeding,  self-help, repossession or any other method, by any creditor of Borrower or by any governmental  agency  against any  collateral  securing the Loan.  This includes a garnishment of any of Borrower's accounts, including deposit accounts,  with Lender.  However, this Event of Default shall not apply if there is a good faith  dispute by  Borrower  as to the  validity  or reasonableness  of the  claim  which is the  basis of the  creditor  or forfeiture  proceeding  and if Borrower  gives Lender written notice of the creditor or forfeiture  proceeding  and deposits with Lender monies or a surety  bond for the  creditor  or  forfeiture  proceeding,  in an amount  determined  by  Lender,  in its  sole  discretion,  as being an adequate reserve or bond for the dispute.

         Events  Affecting  Guarantor.  Any of the preceding  events occurs with respect to any  Guarantor of any of the  indebtedness  or any Guarantor dies or becomes  incompetent  or revokes or disputes the validity of or liability  under any  Guaranty of the  Indebtedness.  In the event of a death,  Lender, at its option, may but shall not be required to, permit the  Guarantor's  estate  to  assume  unconditionally  the  obligations arising under the guaranty in a manner  satisfactory to Lender, and, in doing so, cure any Event of Default.

         Change in Ownership.  Any change  in ownership of  twenty-five  percent
         (25%) or more of the common stock of Borrower.

         Adverse  Change.   A  material  adverse  change  occurs  in  Borrower's
         financial  condition,  or Lender  believes  the  prospect of payment or performance of the Loan is impaired.

         Right to Cure. If any default, other than a default on indebtedness, is curable and if  Borrower  or Grantor,  as the case may be, has not been given a notice of a similar  default  within the preceding  twelve (12)
         months,  it may be cured if Borrower  or  Grantor,  as the case may be, after  receiving  written  notice  from Lender  demanding  cure of such default:  (1) cure the default  within ten (10) days or (2) if the cure requires  more than ten (10) days,  immediately  initiate  steps  which
         Lender deems in Lender's  sole  discretion to be sufficient to cure the default  and  thereafter  continue  and  complete  all  reasonable  and necessary steps sufficient to produce  compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related  Documents,  all commitments and  obligations of Lender under this Agreement or the Related  Documents or any other  agreement  immediately  will  terminate  including any obligation to make
further  Loan  Advances  or   disbursements),   and,  at  Lender's  option,  all
indebtedness  immediately will become due and payable, all without notice of any kind to  Borrower,  except  that in the case of an Event of  Default of the type described in the  "insolvency"  subsection  above,  such  acceleration  shall be automatic  and not optional.  In addition,  Lender shall have all the rights and remedies  provided in the Related  Documents  or  available at law, in equity or otherwise.  Except as may be prohibited by applicable law all of Lender's rights
and  remedies   shall  be  cumulative   and  may  be  exercised   singularly  or
concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,  and an election to make  expenditures or to take action to perform an obligation  of Borrower or of any Grantor  shall not affect  Lender's right to declare a default and to exercise its rights and remedies.

ADDITIONAL  EVENTS OF DEFAULT.  I agree to provide  reasonable  financial income information including, but not limited to, signed financial statements,  Federal
Tax Returns, and lease/rental documents to the Lender within 30 days of Lender's written  request.  The financial  statement  shall consist of at least a balance sheet, a listing of all contingent liabilities,  and a statement of year-to-date income  as of the  close of the last  fiscal  year.  Failure  on the part of the borrower(s) to provide the requested  information  may be considered an event of default under this note or agreement.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

         Amendments.  This  Agreement,  together  with  any  Related  Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement.  No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

                                       11

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 12

         Attorneys'  Fees;  Expenses.  Borrower  agrees to pay upon demand as of
         Lender's costs and expenses,  including  Lender's  attorneys'  fees and
         Lender's legal expenses  incurred in connection with the enforcement of this  Agreement.  Lender may hire or pay someone  else to help  enforce this  Agreement,  and Borrower shall pay the costs and expenses of such enforcement.  Costs and expenses include  Lender's  attorneys' fees and legal expenses whether or not there is a lawsuit,  including attorneys'
         fees and legal expenses for bankruptcy proceedings including efforts to modify or vacate any  automatic  stay or  injunction,  and  appraisals.
         Borrower also shall pay all court costs and such additional fees as may be directed by the court.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience  purposes  only and are not be used to  interpret or define the provisions of this Agreement.

         Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer,  whether now or later,  of one or more  participation interests  in the Loan to one or more  purchasers,  whether  related or unrelated  to  Lender.  Lender  may  provide,  without  any  limitation whatsoever, to any one or more purchasers, or potential purchasers, any information  or knowledge  Lender may have about  Borrower or about any other  matter  relating to the Loan,  and  Borrower  hereby  waives any rights to  privacy  Borrower  may have with  respect  to such  matters.
         Borrower   additionally   waives  any  and  all   notices  of  sale  of
         participation  interests,  as well as all notices of any repurchases of such participation interests.  Borrower also agrees that the purchasers of any such participation  interests will be considered as the absolute owners  of such  interests  in the Loan and  will  have all the  rights granted under the participation  agreement or agreements  governing the sale of such  participation  interests.  Borrower  further  waives  all rights of offset or counterclaim  that it may have now or later against
         Lender or against any  purchaser of such a  participation  interest and unconditionally agrees that either Lender or such purchaser may enforce
         Borrower's  obligation  under the Loan  irrespective  of the failure or insolvency of any holder of any interest in the Loan.  Borrower further agrees  that the  purchaser  of any such  participation  interests  may enforce its interests  irrespective  of any personal claims or defenses that Borrower may have against Lender.

         Governing   Law.  This  Agreement  will  be  governed  by  federal  law applicable  to Lender and, to the extent not  preempted by federal law, the laws of the State of Missouri  without  regard to its  conflicts of law provisions. This Agreement has been accepted by Lender in the State of Missouri.

         Choice of Venue.  If there is a lawsuit,  Borrower agrees upon Lender's request to submit to the  jurisdiction of the courts of JOHNSON County,
         State of Kansas.

         Joint and Several  Liability.  All  obligations  of Borrower under this
         Agreement  shall be joint and several,  and all  references to Borrower shall  mean each and every  Borrower.  This  means  that each  Borrower signing below is responsible  for all  obligations  in this  Agreement.
         Where any one or more of the  parties  is a  corporation,  partnership, limited  liability  company or similar entity,  it is not necessary for
         Lender to inquire  into the powers of any of the  officers,  directors, partners,  members,  or other agents acting or purporting to act on the entity's  behalf,  and any obligations made or created in reliance upon the professed  exercise of such powers shall be  guaranteed  under this
         Agreement.

         No Waiver by  Lender.  Lender  shall not be deemed to have  waived  any rights under this Agreement  unless such waiver is given in writing and signed  by  Lender.  No delay or  omission  on the  part of  Lender  in exercising  any right  shall  operate  as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement  shall not  prejudice or  constitute a waiver of Lender's  right  otherwise to demand strict  compliance with that provision or any other provision of this  Agreement.  No prior  waiver by Lender  nor any course of dealing between  Lender and Borrower,  or between  Lender and any Grantor shall constitute a waiver of any of Lender's  rights or of any of  Borrower's or any Grantor's  obligations as to any future  transactions.  Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute  continuing consent to subsequent  instances  where such consent is required and in all  cases  such  consent  may be  granted  or  withheld  in  the  sole discretion of Lender.

                                       12

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 13

         Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered,  when actually received by telefacsimile  (unless otherwise required by law), when deposited with a nationally  recognized  overnight courier,  or if mailed,  when  deposited  in the United  States  mail,  as first class,
         certified  or  registered  mail  postage  prepared,   directed  to  the
         addresses  shown near the  beginning of this  Agreement.  Any party may change its address for notices  under this  Agreement by giving  formal written notice of the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes,  Borrower agrees  to keep  Lender  informed  at all times of  Borrower's  current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

         Severability.  If a court of competent jurisdiction finds any provision of this Agreement to be illegal,  invalid,  or  unenforceable as to any person or  circumstance,  that  finding  shall  not make the  offending provision illegal,  invalid, or unenforceable as to any other person or circumstance.  If feasible, the offending provision shall be considered modified  so that it  becomes  legal,  valid  and  enforceable.  If the offending  provision  cannot  be so  modified,  it shall be  considered deleted  from this  Agreement.  Unless  otherwise  required by law, the illegality,  invalidity,  or  unenforceability of any provision of this
         Agreement shall not affect the legality,  validity or enforceability of any other provision of this Agreement.

         Subsidiaries  and Affiliates of Borrower.  To the extent the context of any  provisions  of this  Agreement  makes  it  appropriate,  including without limitation any representation,  warranty or covenant,  the word
         "Borrower"  as used in this  Agreement  shall include all of Borrower's subsidiaries and affiliates.  Notwithstanding  the foregoing,  however, under no  circumstances  shall this  Agreement  be construed to require
         Lender  to make  any Loan or other  financial  accommodation  to any of
         Borrower's subsidiaries or affiliates.

         Successors and Assigns. All covenants and agreements by or on behalf of
         Borrower  contained in this  Agreement or any Related  Documents  shall bind  Borrower's  successors and assigns and shall inure to the benefit of Lender and its successors and assigns.  Borrower shall not, however, have the right to assign  Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

         Survival of Representations  and Warranties.  Borrower  understands and agrees  that in  extending  Loan  Advances,  Lender is  relying  on all representations,  warranties,  and  covenants  made by Borrower in this
         Agreement  or in any  certificate  or  other  instrument  delivered  by
         Borrower  to Lender  under this  Agreement  or the  Related  Documents.
         Borrower  further agrees that regardless of any  investigation  made by
         Lender, all such representations, warranties and covenants will survive the  extension  of Loan  Advances and delivery to Lender of the Related
         Documents  shall be  continuing  in  nature,  shall be deemed  made and redated by  Borrower at the time each Loan  Advance is made,  and shall remain  in  full  force  and  effect  until  such  time  as  Borrower's indebtedness  shall be paid in full, or until this  Agreement  shall be terminated  in the manner  provided  above,  whichever,  is the last to occur.

         Time is  of the Essence.  Time is of the essence in the  performance of this Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural and the plural shall include the singular as the context may require.
Words and terms not otherwise  defined in this Agreement shall have the meanings attributed to such terms in the Uniform  Commercial  Code.  Accounting words and terms not otherwise  defined in this Agreement shall have the meanings  assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement.

         Account. The word "Account" means a trade account,  account receivable, other receivable,  or other right to payment for goods sold or services rendered  owing to Borrower (or to a third party grantor  acceptable to
         Lender).

                                       13

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 14

         Advance.  The word "Advance"  means a disbursement of Loans funds made, or to be made, to Borrower or on Borrower's  behalf under the terms and conditions of this Agreement.

         Agreement.  The word  "Agreement"  means this Business  Loan  Agreement
         (Asset  Based),  as this Business Loan  Agreement  (Asset Based) may be amended or modified  from time to time,  together with all exhibits and schedules  attached to this Business Loan Agreement  (Asset Based) from time to time.

         Borrower. The word "Borrower" means ELECSYS CORPORATION,  DCI, INC; and
         NTG, INC. and includes all  co-signers  and co-makers  signing the Note and all their successors and assigns.

         Borrowing  Base.  The words  "Borrowing  Base" mean,  as  determined by
         Lender from time to time,  the lesser of (1)  $3,000,000.00  or (2) the sum of (a) 80.000% of the aggregate amount of Eligible  Accounts,  plus
         (b) 50.000% of the aggregate amount of Eligible Inventory.

         Business Day. The  words "Business Day" mean a day on which  commercial banks are open in the State of Missouri.

         Collateral. The word "Collateral" means all property and assets granted as collateral  security for a Loan,  whether real or personal property, whether granted  directly or indirectly,  whether granted now or in the future,  and  whether  granted  in the  form  of a  security  interest, mortgage, collateral mortgage, deed of trust, assignment,  pledge, crop pledge, chattel mortgage,  collateral chattel mortgage,  chattel trust, factor's lien, equipment trust,  conditional sale, trust receipt, lien, charge, lien or title retention contract,  lese or consignment intended
         as  a  security  device,   or  any  other  security  or  lien  interest
         whatsoever,  whether  created by law,  contract or otherwise.  The word
         Collateral also includes without limitation all collateral described in the collateral section of this Agreement.

         Eligible Accounts.  The words "Eligible Accounts" mean at any time, all of  Borrower's  Accounts  which contain  selling  terms and  conditions acceptable to Lender.  The net amount of any Eligible  Account  against which  Borrower  may  borrow  shall  exclude  all  returns,  discounts, credits,  and  offsets of any  nature.  Unless  otherwise  agreed to by
         Lender in writing, Eligible Accounts do not include

         (1) Accounts  with  respect to which the Account  Debtor is employee or agent of Borrower.

         (2) Accounts  with respect to which the Account  Debtor is a subsidiary of, or  affiliated  with  Borrower or its  shareholders,  officers,  or directors.

         (3)  Accounts  with  respect to which goods are placed on  consignment, guaranteed  sale,  or other terms by reason of which the payment by the
         Account Debtor may be conditional.

         (4) Accounts with respect to which  Borrower is or may become liable to the Account  Debtor for goods sold or services  rendered by the Account
         Debtor to Borrower.

         (5) Accounts which are subject to dispute, counterclaim, or setoff.

         (6)  Accounts  with respect to which the goods have not been shipped or delivered,  or the  services  have not  been  rendered  to the  Account
         Debtor.

         (7) Accounts with respect to which Lender, in its sole discretion deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

         (8)  Accounts  of any  Account  Debtor  who has  filed or has had filed against it a petition in bankruptcy or an application  for relief under any  provision  of any  state or  federal  bankruptcy,  insolvency,  or debtor-in-relief  acts; or who has had appointed a trustee,  custodian, or receiver for the assets of such Account  Debtor;  or who has made an assignment  for the benefit of  creditors  or has become  insolvent  or fails generally to pay its debts (including its payrolls) as such debts become due.

                                       14

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 15

         (9)  Accounts  which  have not been  paid in full with 90 DAYS from the invoice date.

         (10) ALL  ACCOUNTS OF ANY ACCOUNT  DEBTOR OR BORROWER IF ANY ACCOUNT OF
         SUCH  ACCOUNT  DEBTOR  HAS NOT BEEN PAID IN FULL  WITHIN 90 DAYS OF ITS
         INVOICE DATE.

         Eligible Inventory.  The words "Eligible  Inventory" mean, at any time, all of Borrower's Inventory as defined below, except:

         (1)  Inventory  which is not  owned by  Borrower  free and clear of all security interests, liens, encumbrances, and claims of third parties.

         (2)  Inventory  which  Lender,  in its  sole  discretion,  deems  to be
         obsolete,   unsalable,   damaged,   defective,  or  unfit  for  further
         processing.

         (3) Work in progress.

         Environmental  Laws.  The words  "Environmental  Laws" mean any and all state, federal and local statutes,  regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response,  Compensation, and
         Liability  Act of 1980,  as amended,  42 U.S.C.  Section  9801, et seq.
         ("CERCLA"),  the Superfund  Amendments and Reauthorization Act of 1986,
         Pub. L. No. 98-499  ("SARA"),  the Hazardous  Materials  Transportation
         Act, 49 U.S.C.  Section 1801, et seq.,  the Resource  Conservation  and
         Recovery Act 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

         Event of Default.  The words "Event of Default"  mean any of the events of default set forth in this  Agreement in the default  section of this
         Agreement.

         Expiration  Date.  The  words   "Expiration  Date"  mean  the  date  of
         termination of Lender's commitment to lend under this Agreement.

         GAAP. The word "GAAP" means generally accepted accounting principles.

         Grantor.  The  word  "Grantor"  means  each and all of the  persons  or entities  granting a Security  Interest in any Collateral for the Loan,
         including  without  limitation  all Borrowers  granting such a Security
         Interest.

         Guarantor.  The  word  "Guarantor"  means  any  guarantor,  surety,  or accommodation party of any or all of this Loan.

         Guaranty.  The word  "Guaranty"  means the guaranty  from  Guarantor to
         Lender,  including without  limitation a guaranty of all or part of the
         Note.

         Hazardous Substances.  The words "Hazardous  Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious  characteristics,  may cause or pose a present or  potential hazard  to  human  health  or the  environment  when  improperly  used, treated, stored, disposed of, generated,  manufactured,  transported or otherwise handled.  The words "Hazardous  Substances" are used in their very  broadest  sense  and  include  without  limitation  any  and  all hazardous  or toxic  substances,  materials  or waste as  defined by or listed under the  Environmental  Laws. The term "hazardous  Substances"
         also includes, without limitation,  petroleum and petroleum by-products or any fraction thereof and asbestos.

         Indebtedness.  The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents,  including all principal and interest together with all other  indebtedness  and costs and expenses for which
         Borrower  is  responsible  under  this  Agreement  or under  any of the
         Related Documents.

                                       15

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 16

         Inventory.  The word "Inventory" means all of Borrower's raw materials, work in process,  finished goods,  merchandise,  parts and supplies, of every  kind  and  description,  and  goods  held  for  sale or lease or furnished  under  contracts  of  service in which  Borrower  now has or hereafter  acquires any right,  whether held by Borrower or others, and all documents of title,  warehouse  receipts,  bills of lading, and all other  documents  of  every  type  covering  all  or  any  part  of the foregoing.  Inventory includes inventory  temporarily out of Borrower's custody or possession and all returns on Accounts.

         Lender.  The word "Lender"  means Bank Midwest N.A., its successors and assigns.

         Loan. The word "Loan" means any and leans and financial  accommodations from Lender to Borrower whether now or hereafter existing,  and however evidenced,  including  without  limitation  those  loans and  financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         Note.  The word "Note" means the Note executed by ELECSYS  CORPORATION,
         DCI, INC.; and NTG, INC. in the principal amount of $3,000,000.00 dated
         August  30,  2006,  together  with  all  renewals  of,  extensions  of, modifications of, refinancings of,  consolidation of, and substitutions for the note or credit agreement.

         Permitted  Liens.  The  words  "Permitted  Liens"  mean (1)  liens  and security  interests  securing  indebtedness owed by Borrower to Lender;
         (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen,  mechanics, warehousemen,  or carriers, or other like liens arising in the ordinary
         course  of  business  and  securing   obligations  which  are  not  yet
         delinquent;  (4)  purchase  money  liens  or  purchase  money  security interests  upon or in any property  acquired or held by Borrower in the ordinary course of business to secure  indebtedness  outstanding on the date of this  Agreement or permitted to be incurred under the paragraph of this  Agreement  titled  "Indebtedness  and  Liens";  (5)  liens and security  interests which, as of the date of this Agreement,  have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate  constitute an immaterial and  insignificant  monetary  amount  with  respect to the net value of
         Borrower's assets.

         Primary Credit  Facility.  The words "Primary Credit Facility" mean the credit  facility  described  in the  Line  of  Credit  section  of this
         Agreement.

         Related  Documents.  The words "Related  Documents" mean all promissory notes, credit agreements,  loan agreements,  environmental  agreements, guaranties,  security agreements,  mortgages,  deeds of trust, security deeds, collateral mortgages, and all other instruments,  agreements and documents,  whether now or hereafter  existing,  executed in connection with the Loan.

         Security  Agreement.  The words  "Security  Agreement" mean and include without limitation any agreements,  promises, covenants,  arrangements, understandings or other agreements,  whether created by law,  contract,
         or  otherwise,  evidencing,   governing,  representing  or  creating  a
         Security Interest.

         Security  Interest.   The  words  "Security   Interest"  mean,  without
         limitation,  any and all  types of  collateral  security,  present  and future, whether in the form of a lien, charge,  encumbrance,  mortgage, deed of trust, security deed, assignment,  pledge, crop pledge, chattel mortgage,  collateral chattel mortgage,  chattel trust,  factor's lien, equipment  trust,  conditional  sale,  trust  receipt,  lien  or  title retention contract, lease or consignment intended as a security device, or any other security or lien interest  whatsoever  whether  created by law, contract, or otherwise.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT ENFORCEABLE,  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWERS) AND US
(LENDER)  FROM  MISUNDERSTANDING  OR  DISAPPOINTMENT,  ANY  AGREEMENTS  WE

                                       16

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 17

REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE
AND  EXCLUSIVE  STATEMENT OF THE  AGREEMENT  BETWEEN US,  EXCEPT AS WE MAY LATER
AGREE IN WRITING TO MODIFY IT.

WAIVE JURY.  All parties to this  Agreement  hereby  waive the right to any jury trial in any action,  proceeding,  or counterclaim  brought by any party against any other party.

BORROWER  ACKNOWLEDGES  HAVING READ ALL THE  PROVISIONS  OF THIS  BUSINESS  LOAN
AGREEMENT  (ASSET  BASED) AND BORROWER  AGREES TO ITS TERMS.  THIS BUSINESS LOAN
AGREEMENT (ASSET BASED) IS DATED AUGUST 30, 2006.

                                       17

                      BUSINESS LOAN AGREEMENT (ASSET BASED)
Loan No. 2000206013                (Continued)                           Page 18

BORROWER:

ELECSYS CORPORATION

By:
    -------------------------------------------------------
     KARL B. GEMPERLI, President & CEO of ELECSYS
     CORPORATION

DCI, INC.

By:
    -------------------------------------------------------
     KARL B. GEMPERLI, President of DCI, INC.

NTG, INC.

By:
    -------------------------------------------------------
     KARL B. GEMPERLI, Director/Treasurer of NTG, INC.

LENDER:

BANK MIDWEST, N.A.

By:
    -------------------------------------------------------
     Authorized Signer

                                       18